UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2005
The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (864) 255-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     The following information is being furnished to provide supplemental data regarding the impact on the historical operating results for TSFG due to the restatement referred to in TSFG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed November 14, 2005.
     See Exhibits 99.1 and 99.2 attached hereto. Exhibit 99.1 furnishes revisions to the Financial Highlights, previously provided as part of TSFG’s press release dated October 20, 2005 that announced its results of operations for the quarter ended September 30, 2005. In addition, TSFG has provided a revised Supplemental Financial Package for the third quarter 2005 in the Investor Relations section of its website. Exhibit 99.2 furnishes revisions to operating earnings for the quarterly periods.

Item 8.01 Other Material Matters
     On October 19, 2005, management and the Audit Committee of the Board of Directors of TSFG determined that TSFG must restate its previously issued financial statements for the first two quarters of 2005 and for the years ended December 31, 2004, 2003, and 2002 and restate financial information for the year ended December 31, 2001 and each of the quarters in 2003 and 2004, and that these previously issued financial statements should no longer be relied upon, as a result of accounting treatment for certain of its interest rate swaps associated with brokered certificates of deposits (“CDs”). On November 9, 2005, TSFG determined that it also did not qualify for the “short-cut” method of hedge accounting relating to its interest rate swaps associated with Federal Home Loan Bank (“FHLB”) advances and subordinated notes.
     Since 2001, TSFG has entered into various interest rate swaps to hedge the interest rate risk inherent in certain of its brokered CDs, FHLB advances and subordinated notes. Since inception of the hedging program, TSFG has applied the “short-cut” method of hedge accounting under Statement of Financial Accounting Standards No. 133 (“SFAS 133”) to account for the interest rate swaps. Subsequent to June 30, 2005, TSFG determined that the hedging relationships did not qualify for the short-cut method. The interest rate swaps used to hedge brokered CDs were determined to be disqualified as fair value hedges under the “short-cut” method because the form of payment of the broker fee incurred to acquire the related CD was determined to have caused the swap not to have a zero value at inception. The interest rate swaps used to hedge FHLB advances were determined to be disqualified as fair value hedges under the “short-cut” method due to the presence of embedded options. The interest rate swaps used to hedge subordinated notes were determined to be disqualified as cash flow hedges under the “short-cut” method due to differences in reset dates between the interest rate swaps and subordinated notes and prepayment options in the subordinated notes. Although the impact of applying the alternative “long-haul” method of documentation using SFAS 133 and the results under the “short-cut” method are believed to result in no material difference in the hedge effectiveness of the majority of these swaps, and management believes these interest rate swaps have been effective as economic hedges, hedge accounting under SFAS 133 is not allowed for the affected periods because the proper hedge documentation was not in place at the inception of the hedge.
     TSFG is charged a fee in connection with its acquisition of brokered CDs. This fee is not paid for separately by TSFG to the CD broker, but rather is built in as part of the overall rate on the interest rate swap. In connection with the restatement, TSFG has determined that this broker fee should be accounted for separately as a prepaid fee at the origination of the brokered CD and amortized into interest expense over the maturity period of the brokered CD. If the brokered CD is called prior to maturity, the remaining unamortized broker fee is expensed at that time. Gross fees on the brokered CDs since inception of the program in 2001 were $17.9 million, and the remaining unamortized prepaid broker fees at September 30, 2005 were $9.0 million.
     As a result, the financial statements for all affected periods through June 30, 2005 reflect a cumulative charge of approximately $4.0 million (net of income taxes) to account for the interest rate swaps referred to above as if hedge accounting was never applied for them. In addition, third quarter 2005 includes a charge of approximately $11.7 million (net of income taxes) to reflect the same treatment.
     Fair value hedge accounting allows a company to record the change in fair value of the hedged item (in this case, brokered CDs and FHLB advances) as an adjustment to income as an offset to the fair value adjustment on the related interest rate swap. Eliminating the application of fair value hedge accounting reverses the fair value adjustments that have been made to the brokered CDs and FHLB advances. Additionally, the net cash settlement payments received during each of the above periods for these interest rate swaps were reclassified from interest expense on brokered CDs and FHLB advances to noninterest income. The impact of this reclassification reduced net interest income (and the net interest margin) in each of the periods and increased noninterest income.
     Cash flow hedge accounting allows a company to record the net settlement of interest payments related to the swap contracts in net interest income and the changes in fair value on the related interest rate swaps in shareholders’ equity as part of accumulated other comprehensive income. Eliminating the application of cash flow hedge accounting causes the changes in fair value of the related interest rate swaps to be included in noninterest income (instead of accumulated other comprehensive income in shareholders’ equity). Additionally, the net settlement of interest payments related to the swap contracts were reclassified from net interest income to noninterest income.

     TSFG plans to refile its Annual Report on Form 10-K/A for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2005 and June 30, 2005 to reflect the proper accounting treatment. This Form 8-K has been filed to reflect a summary of the changes to the balance sheet and income statement line items for the periods included in these reports.
     Effects of the restatement by line item follow for the periods presented in the December 31, 2004 10-K:

	Impact to Consolidated Balance Sheets
	(In thousands)
	December 31, 2004		December 31, 2003
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Other assets	$395,797	$404,188	$292,902	$297,741
Total assets	13,789,814	13,798,205	10,719,401	10,724,240
Interest-bearing deposits	6,427,660	6,433,067	5,146,520	5,150,109
Total deposits	7,665,537	7,670,944	6,028,649	6,032,238
Long-term debt	2,962,143	2,972,270	2,702,879	2,711,699
Total liabilities	12,389,211	12,404,745	9,739,532	9,751,941
Retained earnings	294,202	288,002	216,678	210,087
Accumulated other comprehensive loss, net of tax	(17,553)	(18,496)	(6,167)	(7,146)
Total shareholders’ equity	1,400,603	1,393,460	979,869	972,299

	Impact to Consolidated Statements of Income
	(In thousands, except share data)
			Year Ended December 31,
	2004		2003		2002
	As		As		As
	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated
Interest expense on deposits	$96,619	$124,868	$76,344	$96,106	$82,858	$90,967
Interest expense on long-term debt	59,977	62,615	53,774	55,713	30,654	30,654
Total interest expense	175,504	206,391	141,537	163,238	135,487	143,596
Net interest income	366,728	335,841	272,591	250,890	218,252	210,143
Net interest income after provision for loan losses	331,741	300,854	252,010	230,309	195,986	187,877
Noninterest income	94,767	124,877	95,490	100,739	59,640	74,563
Income before income taxes, minority interest, discontinued operations, and cumulative effect of change in accounting principle	176,264	175,487	140,330	123,878	92,786	99,600
Income taxes	56,657	55,489	43,260	38,283	28,972	31,111
Income before minority interest, discontinued operations, and cumulative effect of change in accounting principle	119,607	119,998	97,070	85,595	63,814	68,489
Income from continuing operations	119,607	119,998	95,058	83,583	60,564	65,239
Net income	119,117	119,508	95,058	83,583	59,158	63,833

Per common share, basic:
Income from continuing operations	$1.85	$1.86	$1.93	$1.70	$1.45	$1.56
Net income	1.84	1.85	1.93	1.70	1.42	1.53

Per common share, diluted:
Income from continuing operations	$1.81	$1.81	$1.89	$1.66	$1.42	$1.53
Net income	1.80	1.80	1.89	1.66	1.38	1.49

	Impact to Consolidated Statements of Changes In Shareholders’ Equity
	and Comprehensive Income (Loss)
	(In thousands, except share data)
			Year Ended December 31,
	2004		2003		2002
	As		As		As
	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated
Total shareholders’ equity, January 1	$979,869	$972,299	$646,799	$651,683	$458,174	$458,383
Net income	119,117	119,508	95,058	83,583	59,158	63,833
Other comprehensive (loss) income	(11,386)	(11,350)	(30,317)	(31,296)	30,254	30,254
Total shareholders’ equity, December 31	1,400,603	1,393,460	979,869	972,299	646,799	651,683

	Impact to Consolidated Statements of Cash Flows
	(In thousands, except share data)
	Year Ended December 31,
	2004		2003		2002
	As		As		As
	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated
Cash Flows from Operating Activities:
Net income	$119,117	$119,508	$95,058	$83,583	$59,158	$63,833
(Gain) loss on trading and derivative activities	(3,209)	(5,759)	(1,843)	12,394	934	(6,593)
Change in other assets, net	(37,286)	(35,127)	(13,178)	(15,940)	(2,563)	289
Cash flows from operating activities	229,102	229,102	183,598	183,598	297,803	297,803
Effects of the restatement by line item follow for the periods presented in the March 31, 2005 10-Q:

	Impact to Consolidated Balance Sheets
	(In thousands) (Unaudited)
	March 31, 2005		March 31, 2004
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Other assets	$447,854	$462,653	$309,913	$311,110
Total assets	14,684,880	14,699,679	10,874,634	10,875,831
Interest-bearing deposits	6,864,148	6,884,543	5,120,577	5,117,006
Total deposits	8,154,575	8,174,970	6,045,330	6,041,759
Long-term debt	3,197,287	3,211,887	2,524,966	2,529,422
Total liabilities	13,300,481	13,335,476	9,848,813	9,849,698
Retained earnings	317,286	298,943	240,027	240,279
Accumulated other comprehensive (loss) gain, net of tax	(64,977)	(66,830)	10,508	10,568
Total shareholders’ equity	1,384,399	1,364,203	1,025,821	1,026,133

	Impact to Consolidated Statements of Income
	(In thousands, except share data) (Unaudited)
	Three Months Ended March 31,
	2005		2004
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Interest expense on deposits	$34,382	$39,977	$19,450	$26,867
Interest expense on long-term debt	21,855	21,912	13,439	14,286
Total interest expense	66,348	72,000	34,998	43,262
Net interest income	103,901	98,249	82,016	73,752
Net interest income after provision for loan losses	92,939	87,287	74,294	66,030
Noninterest income	25,743	13,271	29,288	47,366
Income before income taxes and discontinued operations	52,172	34,048	46,311	56,125
Income taxes	17,217	11,236	14,018	16,989
Income from continuing operations	34,955	22,812	32,293	39,136
Net income	34,559	22,416	32,293	39,136

Per common share, basic:
Income from continuing operations	$0.49	$0.32	$0.55	$0.66
Net income	0.48	0.31	0.55	0.66

Per common share, diluted:
Income from continuing operations	$0.48	$0.31	$0.53	$0.64
Net income	0.47	0.31	0.53	0.64

	Impact to Consolidated Statements of Changes
	In Shareholders’ Equity and Comprehensive Income (Loss)
	(In thousands) (Unaudited)
	March 31, 2005		March 31, 2004
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Total shareholders’ equity, January 1	$1,400,603	$1,393,460	$979,869	$972,299
Net income	34,559	22,416	32,293	39,136
Other comprehensive (loss) income, net of tax	(47,424)	(48,334)	16,675	17,714
Total shareholders’ equity, March 31	1,384,399	1,364,203	1,025,821	1,026,133

	Impact to Consolidated Statements of Cash Flows
	(In thousands) (Unaudited)
	Three Months Ended
	March 31, 2005		March 31, 2004
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Cash Flows from Operating Activities:
Net income	$34,559	$22,416	$32,293	$39,136
(Gain) loss on trading and derivatives	(904)	16,305	1,369	(9,707)
Change in other assets, net	(30,244)	(35,310)	(7,260)	(3,027)
Cash flows from operating activities	58,361	58,361	57,964	57,964
Effects of the restatement by line item follow for the periods presented in the June 30, 2005 10-Q:

	Impact to Consolidated Balance Sheets
	(In thousands) (Unaudited)
	June 30, 2005		June 30, 2004
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Other assets	$412,819	$420,944	$411,053	$427,356
Total assets	14,879,081	14,887,206	11,475,269	11,491,572
Interest-bearing deposits	7,403,743	7,406,999	5,465,370	5,485,418
Total deposits	8,870,546	8,873,802	6,436,910	6,456,958
Long-term debt	2,891,308	2,901,532	2,569,597	2,582,795
Total liabilities	13,356,654	13,370,134	10,480,671	10,513,917
Retained earnings	333,747	329,743	261,049	245,721
Accumulated other comprehensive loss, net of tax	(25,711)	(27,062)	(46,233)	(47,848)
Total shareholders’ equity	1,522,427	1,517,072	994,598	977,655

	Impact to Consolidated Statements of Income
	(In thousands, except share data) (Unaudited)
	Three Months Ended				Six Months Ended
	June 30, 2005		June 30, 2004		June 30, 2005		June 30, 2004
	As		As		As		As
	Previously	As	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
Interest expense on deposits	$40,953	$45,573	$20,003	$26,698	$75,335	$85,550	$39,453	$53,565
Interest expense on long-term debt	25,112	25,060	14,296	15,109	46,967	46,972	27,735	29,395
Total interest expense	78,048	82,616	37,572	45,080	144,396	154,616	72,570	88,342
Net interest income	106,853	102,285	80,389	72,881	210,754	200,534	162,405	146,633
Net interest income after provision for loan losses	96,909	92,341	73,393	65,885	189,848	179,628	147,687	131,915
Noninterest income	24,660	50,471	25,995	10,163	50,403	63,742	55,283	57,529
Income before income taxes and discontinued operations	42,034	63,277	44,922	21,582	94,206	97,325	91,233	77,707
Income taxes	13,661	20,565	14,935	7,175	30,878	31,801	28,953	24,164
Income from continuing operations	28,373	42,712	29,987	14,407	63,328	65,524	62,280	53,543
Net income	28,373	42,712	29,987	14,407	62,932	65,128	62,280	53,543

Per common share, basic:
Income from continuing operations	$0.39	$0.58	$0.50	$0.24	$0.88	$0.91	$1.05	$0.90
Net income	0.39	0.58	0.50	0.24	0.87	0.90	1.05	0.90

Per common share, diluted:
Income from continuing operations	$0.38	$0.57	$0.49	$0.24	$0.86	$0.89	$1.02	$0.88
Net income	0.38	0.57	0.49	0.24	0.85	0.88	1.02	0.88

	Impact to Consolidated Statements of Changes
	In Shareholders’ Equity and Comprehensive Income (Loss)
	(In thousands) (Unaudited)
	June 30, 2005		June 30, 2004
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Total shareholders’ equity, January 1	$1,400,603	$1,393,460	$979,869	$972,299
Net income	62,932	65,128	62,280	53,543
Other comprehensive loss, net of tax	(8,158)	(8,566)	(40,066)	(40,702)
Total shareholders’ equity, June 30	1,522,427	1,517,072	994,598	977,655

	Impact to Consolidated Statements of Cash Flows
	(In thousands) (Unaudited)
	Six Months Ended
	June 30, 2005		June 30, 2004
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
Cash Flows from Operating Activities:
Net income	$62,932	$65,128	$62,280	$53,543
Loss (gain) on trading and derivatives	128	(4,940)	(983)	11,008
Change in other assets, net	(20,203)	(17,331)	(39,841)	(43,095)
Cash flows from operating activities	82,017	82,017	70,514	70,514
Effects of the restatement by line item follow for the periods presented in the September 30, 2005 10-Q:

	Impact to Consolidated Balance Sheets
	(In thousands) (Unaudited)
	September 30,	September 30,
	2005	2004
		As
	As	Previously	As
	Reported	Reported	Restated
Other assets	$445,243	$391,823	$397,492
Total assets	14,946,052	13,651,449	13,657,118
Interest-bearing deposits	7,617,649	6,589,002	6,590,443
Total deposits	9,126,019	7,811,469	7,812,910
Long-term debt	2,751,268	2,534,850	2,543,532
Total liabilities	13,441,605	12,268,775	12,278,898
Retained earnings	338,880	279,852	276,080
Accumulated other comprehensive loss, net of tax	(54,127)	(12,840)	(13,522)
Total shareholders’ equity	1,504,447	1,382,674	1,378,220

	Impact to Consolidated Statements of Income
	(In thousands, except share data) (Unaudited)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004		2005	2004
		As			As
	As	Previously	As	As	Previously	As
	Reported	Reported	Restated	Reported	Reported	Restated
Interest expense on deposits	$52,333	$27,345	$34,353	$137,883	$66,798	$87,918
Interest expense on long-term debt	26,000	14,935	15,601	72,972	42,670	44,996
Total interest expense	91,146	47,460	55,134	245,762	120,030	143,476
Net interest income	103,589	99,758	92,084	304,123	262,163	238,717
Net interest income after provision for loan losses	94,736	90,318	82,644	274,364	238,005	214,559
Noninterest income	16,428	24,083	48,266	80,170	79,366	105,795
Income before income taxes and discontinued operations	30,129	44,543	61,052	127,454	135,776	138,759
Income taxes	9,039	13,363	18,316	40,840	42,316	42,480
Income from continuing operations	21,090	31,180	42,736	86,614	93,460	96,279
Net income	21,090	31,015	42,571	86,218	93,295	96,114

Per common share, basic:
Income from continuing operations	$0.28	$0.45	$0.62	$1.19	$1.49	$1.54
Net income	0.28	0.45	0.62	1.18	1.49	1.54

Per common share, diluted:
Income from continuing operations	$0.28	$0.44	$0.61	$1.17	$1.46	$1.50
Net income	0.28	0.44	0.61	1.16	1.46	1.50

	Impact to Consolidated Statements of Changes
	In Shareholders’ Equity and Comprehensive Income (Loss)
	(In thousands) (Unaudited)
	September 30,
	2005	September 30, 2004
		As
	As	Previously	As
	Reported	Reported	Restated
Total shareholders’ equity, January 1	$1,393,460	$979,869	$972,299
Net income	86,218	93,295	96,114
Other comprehensive loss, net of tax	(35,631)	(6,673)	(6,376)
Total shareholders’ equity, September 30	1,504,447	1,382,674	1,378,220

	Impact to Consolidated Statements of Cash Flows
	(In thousands) (Unaudited)
	Nine Months Ended September 30,
	2005	2004
		As
	As	Previously	As
	Reported	Reported	Restated
Cash Flows from Operating Activities:
Net income	$86,218	$93,295	$96,114
Loss (gain) on trading and derivatives	10,897	(2,133)	(7,066)
Change in other assets, net	(32,142)	(11,798)	(9,684)
Cash flows from operating activities	148,334	144,571	144,571
     TSFG maintains disclosure controls and procedures as required under Rule 13a-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to the Corporation’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosures.
     At December 31, 2004, March 31, 2005, and June 30, 2005, TSFG’s management carried out an evaluation, under the supervision and with the participation of TSFG’s Chief Executive Officer and Chief Financial Officer, of the effectiveness of its disclosure controls and procedures. Based on those evaluations, TSFG’s management initially concluded that as of December 31, 2004, March 31, 2005, and June 30, 2005, such disclosure controls and procedures were effective. However, on October 19, 2005, management and the Audit Committee of the Board of Directors of TSFG concluded that TSFG had a material weakness in its internal control over financial reporting as described below. Because of this material weakness in its internal control over financial reporting (described below) which impacted the financial statements for the first two quarters of 2005 and as of and for the years ended December 31, 2004, 2003, and 2002 and the related quarters during those years, management has, as of the date of the filing of this Form 8-K, restated its assessment for those periods, and concluded that TSFG’s disclosure controls and procedures were not effective as of December 31, 2004, March 31, 2005, June 30, 2005 or September 30, 2005. Management identified the following material weakness in internal control over financial reporting as of December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005:
     TSFG had ineffective policies and procedures relating to the accounting for certain derivative financial instruments under Statement of Financial Accounting Standard No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). Specifically, TSFG’s policies and procedures did not provide for sufficient testing and verification of the criteria for the “short-cut” method to ensure proper application of the provisions of SFAS 133 at inception for certain derivative financial instruments and did not provide for periodic timely review of the proper accounting for certain derivative financial instruments for periods subsequent to inception. In addition, TSFG did not have personnel possessing sufficient technical expertise related to the application of the provisions of SFAS 133, or with a sufficient understanding of derivative instruments. This material weakness has resulted in the restatement of the Company’s financial statements for the first two quarters of 2005 and for the years ended December 31, 2004, 2003 and 2002 and the restatement of financial information for the year ended December 31, 2001 and each of the quarters in 2003 and 2004.
     TSFG plans to refile its Annual Report on Form 10-K/A for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2005 and June 30, 2005 to reflect the proper accounting treatment.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The South Financial Group, Inc.

November 14, 2005	By:	/s/ Timothy K. Schools

Timothy K. Schools
Executive Vice President and CFO